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                                                                    EXHIBIT 10.5

                                     WAIVER

         WAIVER dated as of April 24, 2000 (this "Waiver") to the Settlement Agreement among ARV Assisted Living, Inc. ("ARV"), Prometheus Assisted Living LLC, Lazard Freres Real Estate Investors L.L.C., LF Strategic Realty Investors II L.P., LFSRI II Alternative Partnership L.P., LFSRI II - CADIM Alternative Partnership L.P., Atria Communities, Inc., and Kapson Senior Quarters Corp. (the "Parties") dated as of September 29, 1999 (the "Settlement Agreement").


                              W I T N E S S E T H :

          WHEREAS, the Parties desire to clarify the application of certain provisions in the Settlement Agreement in connection with the Warrant to purchase common stock of ARV dated as of the date hereof issued by ARV to LFSRI II Assisted Living LLC (the "Warrant");

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

II. Waiver of Provisions of the Settlement Agreement. Notwithstanding any provisions of the Settlement Agreement to the contrary, the parties agree that the provisions of Section 3.01 and Section 3.02 of the Settlement Agreement shall not apply to the issuance of the Warrant or the issuance of shares of Common Stock upon exercise of the Warrant. ARV expressly waives compliance by "Investor" or "Investor Affiliates" (as such terms are defined in the Settlement Agreement) with Section 3.01, and Investor and each Investor Affiliate expressly waive compliance by ARV with Section 3.02, of the Settlement Agreement with respect to the issuance by ARV of the Warrant and Warrant Stock thereunder.

III. Representations and Warranties. Each of the parties hereto hereby represents and warrants that (i) it has the power and authority and the legal right to make, deliver and perform this Waiver, (ii), it has taken all necessary actions to authorize the execution, delivery and performance of this Waiver and
(iii) the signatory hereto on behalf of such party is duly authorized to execute this Waiver on behalf of such party.

IV. Continuing Effect. Except as expressly waived or otherwise agreed hereby, the Settlement Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. The waiver and other agreements contained herein shall not constitute a waiver or amendment of any other term, condition or provision of the Settlement Agreement.

V. Governing Law. This Waiver shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

VI. Counterparts. This Waiver may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.


                                      ARV Assisted Living, Inc.


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      Prometheus Assisted Living LLC
                                      By LF Strategic Realty Investors II L.P.
                                      Its Managing Member
                                      By Lazard Freres Real Estate Investors
                                      L.L.C.  Its General Partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      Lazard Freres Real Estate Investors L.L.C.


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      LF Strategic Realty Investors II L.P.
                                      By Lazard Freres Real Estate Investors
                                      L.L.C.  Its General Partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      LFSRI II Alternative Partnership L.P.
                                      By Lazard Freres Real Estate Investors
                                      L.L.C.  Its General Partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                      LFSRI II - CADIM Alternative
                                                 Partnership L.P.



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                                      By Lazard Freres Real Estate Investors
                                      L.L.C.  Its General Partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------